                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 1998

                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)





          DELAWARE                       1-13625                36-4156801
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



      TWO NORTH RIVERSIDE PLAZA,                                   60606
   SUITE 2200, CHICAGO, ILLINOIS                                 (Zip Code)
(Address of principal executive offices)




                                (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As used herein, the term "Company" means either EOP Operating Limited Partnership, a Delaware limited partnership, alone as an entity, or as the context may require, the consolidated enterprise consisting of Equity Office Properties Trust, a Maryland real estate investment trust, and their subsidiaries. Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998. The Company acquired 14 Office Properties and one parking facility during the period from January 1, 1998 through July 2, 1998. The cash portion of these transactions was financed through the Company's lines of credit and working capital. Descriptions of the acquired properties are as follows.

BP TOWER GARAGE

The Company acquired BP Tower Garage located in Cleveland, Ohio from an unaffiliated party for approximately $10.2 million in cash on January 29, 1998.

100 SUMMER STREET

The Company acquired 100 Summer Street located in Boston, Massachusetts from an unaffiliated party for approximately $222.7 million in cash on March 18, 1998. The 32-story building contains approximately 1,037,801 square feet of office space and was approximately 100% occupied as of June 30, 1998.

THE TOWER AT NEW ENGLAND EXECUTIVE PARK

The Company acquired The Tower at New England Executive Park located in Burlington, Massachusetts from an unaffiliated party for approximately $27.9 million in cash on March 31, 1998. The 11-story building contains approximately 195,228 square feet of office space and was substantially vacant except for existing leases, which comprise approximately 36.5% of the building as of June 30, 1998. The Company is currently preparing the vacant space for future occupancy.

DENVER POST TOWER

The Company acquired Denver Post Tower located in Denver, Colorado from an unaffiliated party for approximately $52.8 million on April 21, 1998. The acquisition was paid for with a combination of approximately $52.7 million in cash and $.1 million in Units. The 22-story office building contains approximately 579,999 square feet of office space and was approximately 84.0% occupied as of June 30, 1998.

301 HOWARD STREET AND 215 FREMONT STREET

The Company acquired 301 Howard Street and 215 Fremont Street located in San Francisco, California from an unaffiliated party for approximately $89.9 million in cash on April 29, 1998. The 301 Howard Street office building consists of 23 stories and contains approximately 305,891 square feet of space and was approximately 84.7% occupied as of June 30, 1998. The 215 Fremont Street office building consists of 10 stories and contains approximately 265,000 square feet. The building is currently vacant and will undergo a significant renovation and extensive seismic retrofitting prior to re-tenanting.

410 17TH STREET

The Company acquired 410 17th Street located in Denver, Colorado from an unaffiliated party for approximately $44.6 million in cash on April 30, 1998. The office building contains approximately 388,953 square feet of office space and was approximately 87.6% occupied as of June 30, 1998.

ONE TABOR CENTER

The Company acquired One Tabor Center located in Denver, Colorado from an unaffiliated party for approximately $144.3 million on April 30, 1998. The acquisition was paid for with a combination of approximately $96.2 million in cash and $48.1 million in assumed debt. The office building contains approximately 557,047 square feet of office space in two buildings and was approximately 91.0% occupied as of June 30, 1998. The building also contains approximately 117,231 square feet of retail space and was 80.0% occupied as of June 30, 1998. This property also includes an adjacent development site.

TRINITY PLACE

The Company acquired Trinity Place located in Denver, Colorado from an unaffiliated party for approximately $19.0 million in cash on April 30, 1998. The office building contains approximately 189,163 square feet of office space and was approximately 90.1% occupied as of June 30, 1998.

DOMINION PLAZA

The Company acquired Dominion Plaza located in Denver, Colorado from an unaffiliated party for approximately $59.8 million on May 14, 1998. The acquisition was paid for with a combination of approximately $21.9 million in cash and $37.9 million in purchase money debt. The office building contains approximately 571,468 square feet of office space and was approximately 88.6% occupied as of June 30, 1998.

MILLENNIUM PLAZA

The Company acquired Millennium Plaza located in Englewood, Colorado from an unaffiliated party for approximately $46.1 million in cash on May 19, 1998. Millennium Plaza is a four- and three-story interconnected office building containing approximately 330,033 square feet and was approximately 100% occupied as of June 30, 1998. The acquisition also includes an adjacent 26-acre site of vacant land.

JAMES K. POLK BUILDING AND THE ZACHARY TAYLOR BUILDING

The Company acquired the remaining 90% interest in the James K. Polk Building and the Zachary Taylor Building located in Arlington, Virginia from an unaffiliated party for approximately $158.2 million in cash on May 22, 1998. The Company previously was a co-general partner and held a combined 10% general and limited partnership interest in the office buildings. The James K. Polk Building and the Zachary Taylor Building are twin, 12-story office buildings containing approximately 902,371 square feet and were approximately 100% occupied as of June 30, 1998.

WALKER BUILDING

The Company acquired Walker Building located in Washington, D.C. from an unaffiliated party for approximately $8.6 million in cash on June 1, 1998. The office building contains approximately 75,456 square feet of office space and was approximately 76.9% occupied as of June 30, 1998.

COLUMBIA SEAFIRST CENTER

The Company acquired Columbia Seafirst Center located in Seattle, Washington from an unaffiliated party for approximately $401.7 million in cash on June 26, 1998. The 76-story office building contains approximately 1,537,932 square feet of office and retail space in two buildings, and a 750-space parking garage. The building was approximately 88.8% occupied as of June 30, 1998.

NORTHLAND PLAZA

The Company acquired Northland Plaza located in Bloomington, Minnesota from an unaffiliated party for approximately $47.0 million in cash on July 2, 1998. The 15-story office building contains approximately 296,965 square feet of office space and was approximately 97.8% occupied as of June 30, 1998.

ITEM 5.  OTHER EVENTS

The Company expects to acquire 11 additional office properties within the next few months from various unaffiliated parties. The office properties are as follows.

4949 SOUTH SYRACUSE

The Company expects to acquire 4949 South Syracuse located in Denver, Colorado from an unaffiliated party for approximately $8.2 million. The office building contains approximately 62,633 square feet of office space and was approximately 96.4% occupied as of June 30, 1998.

METROPOINT, ONE PARK SQUARE AND THE TERRACE BUILDING

The Company expects to acquire Metropoint located in Denver, Colorado, One Park Square located in Albuquerque, New Mexico, and The Terrace Building located in Greenwood Village, Colorado, from an unaffiliated party for approximately $97.3 million. Metropoint contains approximately 263,719 square feet of office space and was approximately 95.0% occupied as of June 30, 1998. One Park Square contains approximately 262,020 square feet of office space in four buildings and was approximately 80.1% occupied as of June 30, 1998. The Terrace Building contains approximately 115,364 square feet of office space and was approximately 83.9% occupied as of June 30, 1998.

THE SOLARIUM

The Company expects to acquire The Solarium located in Greenwood Village, Colorado from an unaffiliated party for approximately $19.5 million. The office building contains approximately 162,851 square feet of office space and was approximately 95.0% occupied as of June 30, 1998.

COLONNADE I, II AND III

The Company expects to acquire Colonnade I, II and III located in Dallas, Texas from an unaffiliated party for approximately $150.0 million. The acquisition will include three office buildings totaling 982,110 square feet. Colonnade I contains approximately 289,743 square feet of office space and was approximately 98% occupied as of June 30, 1998. Colonnade II contains approximately 317,367 square feet of office space and was approximately 99% occupied as of June 30, 1998. Colonnade I and II will be acquired for approximately $90.0 million. Colonnade III, which is under construction and expected to be completed in August 1998, will contain approximately 375,000 square feet and is 37% pre-leased as of June 30, 1998. The purchase price on Colonnade III will be determined at the date of close, based on a pre-determined formula factored for leased and unleased space, and is estimated at approximately $60.0 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       Pro Forma Financial Statements
(b)       Financial statements for acquired and probable properties.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EOP OPERATING LIMITED PARTNERSHIP

Date:    July 10, 1998                      By: /s/  Richard D. Kincaid
                                              ----------------------------------
                                                     Richard D. Kincaid
                                                     Executive Vice President,
                                                     Chief Financial Officer

                        EOP OPERATING LIMITED PARTNERSHIP

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

             AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                        FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

         The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998 reflects the following transactions which all occurred or are expected to occur subsequent to March 31, 1998: (a) the acquisition or probable acquisition of 23 office properties and the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures; (b) the increase in the $600 Million Credit Facility to $1.0 billion; (c) the UIT Offering; and (d) the $300 million unsecured notes offering and the concurrent $475 million unsecured notes offering (collectively the "June 1998 Notes Offering").

         The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1998 reflects the following transactions as if they had occurred on January 1, 1998: (a) the acquisition of 2 office properties, and one parking facility, acquired during the three months ended March 31, 1998; (b) the acquisition of 12 office properties, acquired between April 1, 1998 and July 2, 1998; (c) the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures; (d) the probable acquisition of 11 office properties; (e) the February 1998 Notes Offering; (f) the Series B Preferred Shares Offering; (g) the increase in the $600 Million Credit Facility to $1.0 billion; (h) the UIT Offering; and (i) the June 1998 Notes Offering.

         The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 66 office properties, including 20 office properties acquired by Beacon prior to the Beacon Merger, and seven parking facilities, including an interest in four parking facilities, acquired during the year ended December 31, 1997; (b) the disposition of three office properties; (c) the $180 million private debt offering (the "$180 Million Notes Offering") which occurred on September 3, 1997; (d) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "IPO"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (e) the net change in interest expense from draws on the $1.5 Billion Credit Facility used to refinance existing mortgage debt; (f) the Beacon Merger; (g) the acquisition of 14 office properties and one parking facility acquired between January 1, 1998 and July 2, 1998; (h) the purchase of the remaining partnership interest in one of the Company's unconsolidated joint ventures; (i) the probable acquisition of 11 office properties; (j) the February 1998 Notes Offering; (k) the Series B Preferred Shares Offering; (l) the increase in the $600 Million Credit Facility to $1.0 billion; (m) the UIT Offering; and (n) the June 1998 Notes Offering.

         The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the three months ended March 31, 1998 and the year ended December 31, 1997, included elsewhere herein.

                        EOP OPERATING LIMITED PARTNERSHIP
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                       1998
                                                                     ACQUIRED                                         EOP
                                                         EOP        PROPERTIES                     JUNE            OPERATING
                                                      OPERATING        AND                         1998             LIMITED
                                                       LIMITED       PROBABLE         UIT          NOTES          PARTNERSHIP
                                                     PARTNERSHIP   ACQUISITIONS    OFFERING       OFFERING         PRO FORMA
                                                     -----------   ------------   -----------    -----------      ------------
                                                                       (A)           (B)
ASSETS

    INVESTMENT IN REAL ESTATE, NET                   $11,200,676   $ 1,362,999    $      --      $      --         $12,563,675
    CASH AND CASH EQUIVALENTS                             11,681          --             --             --              11,681
    RENTS AND OTHER RECEIVABLES                           70,478          --             --             --              70,478
    ESCROW DEPOSITS AND RESTRICTED CASH                   29,923          --             --             --              29,923
    INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES         359,804       (15,962)          --             --             343,842
    OTHER ASSETS                                         131,432          --             --            5,981(C)        137,413
                                                     -----------   -----------    -----------    -----------       -----------

          TOTAL ASSETS                               $11,803,994   $ 1,347,037    $      --      $     5,981       $13,157,012
                                                     ===========   ===========    ===========    ===========       ===========

LIABILITIES AND PARTNERS' CAPITAL

    MORTGAGE DEBT                                    $ 2,060,105   $    48,109    $      --      $      --         $ 2,108,214(F)
    NOTES PAYABLE                                      1,684,425        57,362           --          775,119(D)      2,516,906(F)
    REVOLVING LINE OF CREDIT/TERM LOAN                   243,000     1,241,466        (44,059)      (769,138)(E)       671,269(F)
    DISTRIBUTION PAYABLE                                  92,057          --             --             --              92,057
    OTHER LIABILITIES                                    284,137          --             --             --             284,137
                                                     -----------   -----------    -----------    -----------       -----------

           TOTAL LIABILITIES                           4,363,724     1,346,937        (44,059)         5,981         5,672,583

    MINORITY INTERESTS:
      PARTIALLY OWNED PROPERTIES                          29,200          --             --             --              29,200
    PREFERRED UNITS                                      500,000          --             --             --             500,000
    GENERAL PARTNERS                                     114,838          --              622           --             115,460
    LIMITED PARTNERS                                   6,796,232           100         43,437           --           6,839,769

                                                     -----------   -----------    -----------    -----------       -----------
           TOTAL LIABILITIES AND PARTNERS' CAPITAL   $11,803,994   $ 1,347,037    $      --      $     5,981       $13,157,012
                                                     ===========   ===========    ===========    ===========       ===========

                        EOP OPERATING LIMITED PARTNERSHIP
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                          EOP             1988
                                                                       OPERATING         ACQUIRED
                                                                        LIMITED         PROPERTIES         FEBRUARY
                                                                       PARTNERSHIP         AND            1998 NOTES
                                                                       HISTORICAL        PROBABLE          OFFERING
                                                                       -----------      ----------        ----------
                                                                          (G)               (T)
REVENUES:
     Rental                                                            $ 289,213         $  36,348         $   --
     Tenant reimbursements                                                52,989             4,589             --
     Parking                                                              21,214             2,050             --
     Other                                                                 6,177               589             --
     Fees from noncombined affiliates                                      1,157              --               --
     Interest                                                              3,070              --               --
                                                                       ---------         ---------         --------

     Total revenues                                                      373,820            43,576             --
                                                                       ---------         ---------         --------

EXPENSES:
     Property operating                                                  137,865            16,026             --
     Interest                                                             72,029            24,394              508(U)
     Depreciation                                                         64,540             8,109             --
     Amortization                                                          1,107              --               --
     General and administrative                                           13,948              --               --
                                                                       ---------         ---------         --------

                                                                         289,489            48,529              508
                                                                       ---------         ---------         --------


Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                          84,331            (4,953)            (508)
Minority interests:
      Partially owned propertiees                                           (538)             --               --
Income from investment in unconsolidated joint ventures                    3,634              (434)            --
                                                                       ---------         ---------         --------
Net income from continuing operations                                     87,427            (5,387)            (508)
                                                                       ---------         ---------         --------
Preferred dividends                                                       (6,271)             --               --
                                                                       ---------         ---------         --------

Net income available for Units                                         $  81,156         $  (5,387)        $   (508)
                                                                       =========         =========         ========

Net income available per weighted average Unit outstanding (Basic)
Weighted Average Units Outstanding (Basic)
Net income available per weighted average Unit outstanding (Diluted)
Weighted Average Units Outstanding (Diluted)


                                                                                                                        EOP
                                                                                                                     OPERATING
                                                                        SERIES B                       JUNE           LIMITED
                                                                       PREFERRED         UIT         1998 NOTES      PARTNERSHIP
                                                                        OFFERING       OFFERING       OFFERING        PRO FORMA
                                                                       ----------     ----------     ----------      ------------
REVENUES:
     Rental                                                            $    --         $    --         $    --         $ 325,561
     Tenant reimbursements                                                  --              --              --            57,578
     Parking                                                                --              --              --            23,264
     Other                                                                  --              --              --             6,766
     Fees from noncombined affiliates                                       --              --              --             1,157
     Interest                                                               --              --              --             3,070
                                                                       ---------       ---------       ---------       ---------
     Total revenues                                                         --              --              --           417,396
                                                                       ---------       ---------       ---------       ---------

EXPENSES:
     Property operating                                                     --              --              --           153,891
     Interest                                                             (2,774)(V)        (760)(X)       1,059(Y)       94,456
     Depreciation                                                           --              --              --            72,649
     Amortization                                                           --              --              --             1,107
     General and administrative                                             --              --              --            13,948
                                                                       ---------       ---------       ---------       ---------
                                                                          (2,774)           (760)          1,059         336,051
                                                                       ---------       ---------       ---------       ---------


Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                           2,774             760          (1,059)         81,345
Minority interests:
      Partially owned propertiees                                           --              --              --              (538)
Income from investment in unconsolidated joint ventures                     --              --              --             3,200
                                                                       ---------       ---------       ---------       ---------
Net income from continuing operations                                      2,774             760          (1,059)         84,007
                                                                       ---------       ---------       ---------       ---------
Preferred dividends                                                       (2,188)(W)        --              --            (8,459)
                                                                       ---------       ---------       ---------       ---------

Net income available for Units                                         $     586       $     760       $  (1,059)      $  75,548
                                                                       =========       =========       =========       =========

Net income available per weighted average Unit outstanding (Basic)
                                                                                                                       $    0.27
                                                                                                                       =========
Weighted Average Units Outstanding (Basic)                                                                               280,582
                                                                                                                       =========
Net income available per weighted average Unit outstanding (Diluted)                                                   $    0.27
                                                                                                                       =========
Weighted Average Units Outstanding (Diluted)                                                                             282,967
                                                                                                                       =========


                        EOP OPERATING LIMITED PARTNERSHIP
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                          EOP
                                                                       OPERATING
                                                                        LIMITED            1997
                                                                      PARTNERSHIP        ACQUIRED
                                                                      HISTORICAL        PROPERTIES        DISPOSITIONS
                                                                      -----------       ----------        ------------
                                                                         (G)               (H)                (I)
REVENUES:
     Rental                                                            $ 570,379         $ 245,032        $  (5,645)
     Tenant reimbursements                                               106,437            54,560              (62)
     Parking                                                              47,051            17,229             (573)
     Other                                                                 9,863             4,307             (431)
     Fees from noncombined affiliates                                      4,950              --               --
     Interest                                                             13,392                69             --
                                                                       ---------         ---------        ---------

     Total revenues                                                      752,072           321,197           (6,711)
                                                                       ---------         ---------        ---------

EXPENSES:
     Property operating                                                  282,964           124,069           (2,710)
     Interest                                                            164,105            94,782              (36)
     Depreciation                                                        122,074            56,550           (2,071)
     Amortization                                                          7,357              --                (54)
     General and administrative                                           34,891             2,185             (283)
                                                                       ---------         ---------        ---------

                                                                         611,391           277,586           (5,154)
                                                                       ---------         ---------        ---------

Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                         140,681            43,611           (1,557)
Minority interests:
      Partially owned propertiees                                         (1,701)             --               --
Income from investment in unconsolidated joint ventures                    5,155             1,581             --
                                                                       ---------         ---------        ---------
Net income from continuing operations                                    144,135            45,192           (1,557)
                                                                       ---------         ---------        ---------
Preferred dividends                                                         (649)           (7,962)            --
                                                                       ---------         ---------        ---------

Net income available for Units                                         $ 143,486         $  37,230        $  (1,557)
                                                                       =========         =========        =========

Net income available per weighted average Unit outstanding (Basic)
Weighted Average Units Outstanding (Basic)
Net income available per weighted average Unit outstanding (Diluted)
Weighted Average Units Outstanding (Diluted)



                                                                                                                   BEACON
                                                                                                       BEACON      MERGER
                                                                                    CONSOLIDATION    PROPERTIES      AND
                                                                      FINANCING        AND IPO           L.P.     HISTORICAL
                                                                      ACTIVITY       ADJUSTMENTS     HISTORICAL   ADJUSTMENTS
                                                                      --------       -----------     ----------   -----------
                                                                                                          (O)
REVENUES:
     Rental                                                            $    --         $   8,983(K)    $ 299,196   $   5,834(P)
     Tenant reimbursements                                                  --              --            39,856        --
     Parking                                                                --              --              --          --
     Other                                                                  --              --            11,907        --
     Fees from noncombined affiliates                                       --              --             3,090        --
     Interest                                                               --              --            10,067        --
                                                                       ---------       ---------       ---------   ---------
     Total revenues                                                         --             8,983         364,116       5,834
                                                                       ---------       ---------       ---------   ---------

EXPENSES:
     Property operating                                                     --              --           107,905        --
     Interest                                                             16,606(J)      (27,042)(L)      52,344         943(Q)
     Depreciation                                                           --             2,737 (M)      65,034       5,374(R)
     Amortization                                                           --              --             4,209        --
     General and administrative                                             --             1,800 (N)      37,455        --  (S)
                                                                       ---------       ---------       ---------   ---------
                                                                          16,606         (22,505)        266,947       6,317
                                                                       ---------       ---------       ---------   ---------

Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                         (16,606)         31,488          97,169        (483)
Minority interests:
      Partially owned propertiees                                           --             --               --          --
Income from investment in unconsolidated joint ventures                     --             --             6,087         --
                                                                       ---------       ---------       ---------   ---------
Net income from continuing operations                                    (16,606)         31,488         103,256        (483)
                                                                       ---------       ---------       ---------   ---------
Preferred dividends                                                         --              --            (9,349)       --
                                                                       ---------       ---------       ---------   ---------

Net income available for Units                                         $ (16,606)      $  31,488       $  93,907   $    (483)
                                                                       =========       =========       =========   =========

Net income available per weighted average Unit outstanding (Basic)
Weighted Average Units Outstanding (Basic)
Net income available per weighted average Unit outstanding (Diluted)
Weighted Average Units Outstanding (Diluted)

                        EOP OPERATING LIMITED PARTNERSHIP
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                           1998
                                                                         ACQUIRED
                                                                        PROPERTIES      FEBRUARY
                                                                           AND            1998           SERIES B
                                                                        PROBABLE         NOTES          PREFERRED
                                                                       ACQUISITIONS     OFFERING         OFFERING
                                                                       ------------   -----------       -----------
                                                                           (T)
REVENUES:
     Rental                                                            $   141,706    $      --         $      --
     Tenant reimbursements                                                  20,564           --                --
     Parking                                                                 7,449           --                --
     Other                                                                   2,662           --                --
     Fees from noncombined affiliates                                         --             --                --
     Interest                                                                 --             --                --
                                                                      ------------    -----------       -----------

     Total revenues                                                        172,381           --                --
                                                                       -----------    -----------       -----------

EXPENSES:
     Property operating                                                     66,502           --                --
     Interest                                                              102,797          3,735(U)        (19,976) (V)
     Depreciation                                                           33,440           --                --
     Amortization                                                             --             --                --
     General and administrative                                               --             --                --
                                                                       -----------    -----------       -----------

                                                                           202,739          3,735           (19,976)
                                                                       -----------    -----------       -----------


Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                           (30,358)        (3,735)           19,976
Minority interests:
      Partially owned propertiees                                             --             --                --
Income from investment in unconsolidated joint ventures                     (1,847)          --                --
                                                                       -----------    -----------       -----------
Net income from continuing operations                                      (32,205)        (3,735)           19,976
                                                                       -----------    -----------       -----------
Preferred dividends                                                           --             --             (15,750)(W)
                                                                       -----------    -----------       -----------
Net income available for Units                                         $   (32,205)   $    (3,735)      $     4,226
                                                                       ===========    ===========       ===========

Net income available per weighted average Unit outstanding (Basic)
Weighted Average Units Outstanding (Basic)
Net income available per weighted average Unit outstanding (Diluted)
Weighted Average Units Outstanding (Diluted)


                                                                                                               EOP
                                                                                                            OPERATING
                                                                                            JUNE              LIMITED
                                                                          UIT             1998 NOTES        PARTNERSHIP
                                                                        OFFERING           OFFERING          PRO FORMA
                                                                       -----------       ------------      -------------
REVENUES:
     Rental                                                            $      --         $      --         $ 1,265,485
     Tenant reimbursements                                                    --                --             221,355
     Parking                                                                  --                --              71,156
     Other                                                                    --                --              28,308
     Fees from noncombined affiliates                                         --                --               8,040
     Interest                                                                 --                --              23,528
                                                                       -----------      ------------      ------------

     Total revenues                                                           --                --           1,617,872
                                                                       -----------      ------------      ------------
EXPENSES:
     Property operating                                                       --                --             578,730
     Interest                                                               (3,040)(X)           391(Y)        385,609
     Depreciation                                                             --                --             283,138
     Amortization                                                             --                --              11,512
     General and administrative                                               --                --              76,048
                                                                       -----------      ------------      ------------
                                                                            (3,040)              391         1,335,037
                                                                       -----------      ------------      ------------

Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures                             3,040              (391)          282,835
Minority interests:
      Partially owned propertiees                                             --                --              (1,701)
Income from investment in unconsolidated joint ventures                       --                --              10,976
                                                                       -----------       -----------       -----------
Net income from continuing operations                                        3,040              (391)          292,110
                                                                       -----------       -----------       -----------
Preferred dividends                                                           --                --             (33,710)
                                                                       -----------       -----------       -----------
Net income available for Units                                         $     3,040       $      (391)      $   258,400
                                                                       ===========       ===========       ===========
Net income available per weighted average Unit outstanding (Basic)                                         $      0.92
                                                                                                           ===========
Weighted Average Units Outstanding (Basic)                                                                     280,319
                                                                                                           ===========
Net income available per weighted average Unit outstanding (Diluted)                                       $      0.92
                                                                                                           ===========
Weighted Average Units Outstanding (Diluted)                                                                   282,096
                                                                                                           ===========

                        EOP OPERATING LIMITED PARTNERSHIP
         NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

A. To reflect the following acquisitions during the period from April 1, 1998 to July 2, 1998 and the Probable Acquisitions:




                                                                                    LIABILITIES     VALUE OF  RECLASS OF
                                                          PURCHASE                    ASSUMED         UNITS   HISTORICAL
PROPERTY                               DATE ACQUIRED        COST         PAID        OR ISSUED       ISSUED      COST
--------                               -------------     ---------   ----------     -----------     --------  ----------

Denver Post Tower                     April 21, 1998     $  52,837   $   52,737      $     --         $100      $    --
Miller Global Portfolio                     (1)            392,655      287,184       105,471           --           --
301 Howard and 215 Fremont            April 29, 1998        89,928       89,928            --           --           --
Polk & Taylor                               (2)            174,156      158,194            --           --       15,962(4)
Millennium Plaza                       May 19, 1998         46,061       46,061            --           --           --
Walker Building                        June 1, 1998          8,624        8,624            --           --           --
Columbia Seafirst Center               June 26, 1998       401,738      401,738            --           --           --
Northland Plaza                        July 2, 1998         47,000       47,000            --           --           --
Colonnade I, II and III                     (3)            150,000      150,000            --           --           --
                                                        ----------   ----------      --------         ----      -------
Totals                                                  $1,362,999   $1,241,466      $105,471         $100      $15,962
                                                        ==========   ==========      ========         ====      =======



(1) This portfolio consists of 13 office properties. The Company acquired 410 17th Street, One Tabor Center and Trinity Place on April 30, 1998 and Dominion Plaza on May 14, 1998 and expects to acquire 4949 South Syracuse, Metropoint, One Park Square, The Terrace Building and The Solarium on July 15,1998. In connection with this acquisition, the Company issued $57.4 million of unsecured notes which are payable within 120 days of closing in either cash or Common Shares.

(2) On May 22, 1998, the Company acquired the remaining 90% interest in the Polk & Taylor Joint Venture.

(3)  Probable acquisition.

(4) To reclassify the Company's 10% interest in the unconsolidated joint venture to investment in real estate as a result of acquiring the remaining 90% interest (See (2) above).

B. To reflect the UIT Offering and paydown of the Credit Facilities with the proceeds.

C. To reflect the following costs incurred in connection with the June 1998 Notes Offering:


         Underwriting fees                      $5,481
         Offering costs                            500
                                                ------
               Total                            $5,981
                                                ======


D. To reflect the June 1998 Notes Offering, including a $2,400 premium related to warrants, exercisable in December 1999, to purchase $300 million unsecured notes, which were issued as part of the June 1998 Notes Offering and a $2,281 discount related to the $475 million unsecured notes.

E.   To reflect the use of proceeds of the June 1998 Notes Offering:

     Proceeds from the June 1998 Notes, including premium
     received in connection with the $300 million unsecured
     notes and a discount on the $475 million unsecured notes          $775,119
     Costs incurred in connection with the June 1998
     Notes Offering (see Note C)                                         (5,981)
                                                                       --------
     Net proceeds used to paydown credit facility                      $769,138
                                                                       ========



F. Scheduled payments of principal on total indebtedness for each of the next five years and thereafter, on a pro forma basis are as follows:


         1998                                                      $  191,970
         1999                                                          52,908
         2000                                                         151,236
         2001                                                       1,104,266
         2002                                                         319,583
         Thereafter                                                 3,470,451
                                                                   ----------
               Subtotal                                            $5,290,414
         Net premium (net of accumulated amortization of
           $2.4 million)                                                5,975
                                                                   ----------
               Total                                               $5,296,389
                                                                   ==========


G. Represents the consolidated historical statement of operations of the Company for the three months ended March 31, 1998 for the Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1998 and the combined historical statements of operations of the Company for the period from July 11, 1997 to December 31, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997.

H. To reflect the operations and the depreciation expense for properties acquired in 1997 for the period from January 1, 1997 through the date of acquisition. Interest expense was also adjusted, where applicable, to a full year, for the year ended December 31, 1997.



                       PROPERTY                       DATE ACQUIRED              NOTE REFERENCE
                       --------                       -------------              --------------

177 Broad Street                                      January 29, 1997
Biltmore Apartments                                   January 29, 1997
Preston Commons                                       March 21, 1997
Oakbrook Terrace Tower                                April 16, 1997
50% Interest in Civic Parking, L.L.C.                 April 16, 1997
One Maritime Plaza                                    April 21, 1997
10880 Wilshire Boulevard                              April 23, 1997                      (1)
Smith Barney Tower                                    April 29, 1997
201 Mission Street                                    April 30, 1997
Centerpointe I and II                                 April 30, 1997                      (1)
Westbrook Corporate Center                            May 23, 1997                        (1)
225 Franklin Street                                   June 4, 1997                        (1)
30 N. LaSalle                                         June 13, 1997
Sunnyvale Business Center                             July 1, 1997                        (1)
Adams--Wabash Parking Facility                        August 11, 1997
Columbus America Properties                           September 3, 1997
Civic Opera Building                                  October 1, 1997                     (1)
Prudential Properties                                 October 1, 1997
550 South Hope Street                                 October 6, 1997
10 & 30 South Wacker Drive                            October 7, 1997
Acorn Properties                                      October 7, 1997
200 West Adams                                        October 8, 1997                     (1)
One Lafayette Centre                                  October 17, 1997
Lakeside Office Park                                  October 20, 1997                    (1)
Acorn Properties                                      November 21, 1997
PPM Properties                                        November 24, 1997
LaSalle Office Plaza                                  November 25, 1997
Stanwix Parking Facility                              November 25, 1997
101 North Wacker                                      December 11, 1997                   (1)
Wright Runstad Properties                             December 17, 1997
Wright Runstad Associates
  Limited Partnership                                 December 17, 1997


(1) Represents properties acquired during 1997 by Beacon prior to the Beacon Merger.

     The depreciation adjustment of $56.6 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1997, is based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

I. To eliminate the operations of Barton Oaks Plaza II, Westlakes Office Park and 8383 Wilshire for the year ended December 31, 1997. Barton Oaks Plaza II was sold in January and Westlakes Office Park and 8383 Wilshire were sold in May 1997.

J. To reflect the additional interest expense on debt obtained in the year ended December 31, 1997 on properties acquired before 1997 and to reflect the $180 Million Notes Offering which occurred on September 3, 1997, and the resulting paydown of the revolving credit facility, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 Billion Credit Facility and the repayment of the revolving credit facility balance. The adjustment also eliminates amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 Billion Credit Facility and reflects amortization related to the fees associated with the $1.5 Billion Credit Facility for the year ended December 31, 1997, as follows:


         Additional interest from debt obtained during
           1997 on properties acquired before 1997                                 $  1,042
         Additional interest on $180 Million Notes Offering                           9,218
         Additional interest on $1.5 Billion Credit Facility                         24,126
         Decrease in interest from repayment of mortgage indebtedness               (13,263)
         Decrease in interest from repayment of the revolving
           credit  facility                                                          (8,052)
         Amortization of fees associated with the $1.5 Billion
           Credit Facility                                                            5,018
         Eliminate amortization expense recorded on mark
           to market  adjustment on debt repaid with the
           $1.5 Billion Credit Facility                                              (1,483)
                                                                                   --------
             Total                                                                 $ 16,606
                                                                                   ========


K. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the IPO closed on January 1, 1997.

L. To reflect the net decrease in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the IPO and cash held by Equity Office Predecessors. In addition, to eliminate the $5.9 million of amortization historically recognized as a result of the write-off of deferred loan costs, net of the $4.1 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the IPO.

M. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the year ended December 31, 1997, on a straight-line basis, as follows:



         Historical investment in real estate before accumulated
            depreciation at time of IPO                                               $5,022,946
         Less: Portion allocated to land estimated to be 10%                            (502,295)
                                                                                      ----------
         Depreciable basis                                                            $4,520,651
                                                                                      ----------
         Depreciation expense based on an estimated useful
            life of 40 years                                                          $  113,016
         Less: Historical depreciation expense related to
            properties  contributed at the Consolidation and IPO                        (106,888)
         Less: Pro forma depreciation expense on properties
            acquired  in 1997 prior to the Consolidation and the IPO                      (3,391)
                                                                                      ----------
         Depreciation expense adjustment                                              $    2,737
                                                                                      ==========


N. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:

         Trustees' and officers' insurance                  $  375
         Printing and mailing                                  375
         Trustees' fees                                        225
         Investor relations                                    225
         Other                                                 600
                                                            ------
           Total                                            $1,800


O. Represents Beacon's historical statement of operations prior to the Beacon Merger for the period from January 1, 1997 to December 18, 1997.

P. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Beacon Merger closed on January 1, 1997.

Q. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

R. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate and investment in joint ventures on a straight-line basis for the year ended December 31, 1997 associated with the Beacon Merger, as follows:

         Investment in real estate for Beacon Properties                       $4,204,502
         Less: Portion allocated to land                                         (515,022)
                                                                               ----------
         Pro Forma depreciable basis of Beacon's investment in
           real estate, net                                                    $3,689,480
                                                                               ==========
         Depreciation expense based on an estimated useful
           life of 40 years                                                    $   92,237
         Less: Historical expense related to the Beacon
           Properties,  including the period from
           December 19, 1997 to December 31, 1997 after
           the Beacon Merger                                                      (73,393)
         Less: Pro Forma depreciation expense on Beacon's
           1997 acquired properties                                               (13,470)
                                                                               ----------
         Adjustment to depreciation expense                                    $    5,374
                                                                               ==========


S. Management has estimated that there will be a reduction of general and administrative expenses as a result of the Beacon Merger, as follows. The general and administrative expenses savings have not been included in the pro forma condensed combined statement of operations. There can be no assurance that the Company will be successful in realizing such anticipated cost savings.


         Salaries and benefits                                $16,500
         Rent                                                   1,200
         Office and computer expenses                           1,600
         Investor relations                                     1,600
         Other                                                  1,100
                                                              -------
           Total                                              $22,000
                                                              =======

T. To reflect the operations and the depreciation expense for the following properties acquired in 1998 for (a) the pro forma condensed combined statement of operations for the three months ended March 31, 1998; for the period from January 1, 1998 through the earlier of the date of acquisition or March 31, 1998, as applicable, and (b) the pro forma condensed combined statement of operations for the year ended December 31, 1997, for the period from January 1, 1997 to December 31, 1997. Interest expense was also adjusted, where applicable, to reflect three months and a full year, for the three months ended March 31, 1998 and the year ended December 31, 1997, respectively.



                                    PROPERTY                                  DATE ACQUIRED
                                    --------                                  -------------
         BP Tower Garage                                                   January 29, 1998
         100 Summer Street                                                   March 18, 1998
         The Tower at New England Executive Park                             March 31, 1998
         Denver Post Tower                                                   April 21, 1998
         301 Howard and 215 Fremont                                          April 29, 1998
         Miller Global Portfolio                                                           (1)
         Millennium Plaza                                                      May 19, 1998
         Polk & Taylor                                                         May 22, 1998
         Walker Building                                                       June 1, 1998
         Columbia Seafirst Center                                             June 26, 1998
         Northland Plaza                                                       July 2, 1998
         Colonnade I, II and III                                       Probable Acquisition



(1) The Company acquired four properties on April 30, 1998 and one property on May 15, 1998 and expects to acquire the remaining eight properties on July 15, 1998.

     The depreciation adjustment of $8,109 million for the three months ended March 31, 1998 and $33,440 million for the year ended December 31, 1997 is based on the cost to acquire the properties described above assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

U. To reflect the net increase in interest expense in connection with the February 1998 Notes Offering and the paydown of the revolving credit facility and the $1.5 Billion Credit Facility with the net proceeds of the February 1998 Notes Offering and to reflect amortization of the financing costs incurred in connection with the February 1998 Notes Offering.

V. To reflect the decrease in interest expense in connection with the paydown of the Credit Facilities with the net proceeds of the Series B Preferred Offering.

W. To reflect preferred distributions in connection with the Series B Preferred Offering of 5.25% per annum.

X. To reflect the decrease in interest in connection with the paydown of the Credit Facilities with the net proceeds of the UIT Offering (see Note B).

Y. To reflect the net increase in interest expense in connection with the June 1998 Notes Offering and the paydown of the revolving credit facility with the net proceeds of the June 1998 Notes Offering (see Note E) and to reflect amortization of the financing cost incurred in connection with the June 1998 Notes Offering.

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3) and related Prospectus of EOP Operating Limited Partnership for the registration of debt securities and warrants exercisable for debt securities, of our reports included in the Current Report of EOP Operating Limited Partnership on Form 8-K dated June 26, 1998 filed with the Securities and Exchange Commission.


                           FINANCIAL STATEMENTS                                  DATE OF AUDITORS' REPORT
---------------------------------------------------------------------------------------------------------
Statement of Revenue and Certain Expenses of Denver Post Tower for the                 April 28, 1998
year ended December 31, 1997

Combined Statement of Revenue and Certain Expenses of 301 Howard Street and 215        April 29, 1998
Fremont Street for the year ended October 31, 1997

Combined Statement of Revenue and Certain Expenses of the Mountain Properties          April 28, 1998
for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of Millennium Plaza for the year ended        June 22, 1998
December 31, 1997

Statement of Revenue and Certain Expenses of Polk & Taylor for the year ended           June 18, 1998
December 31, 1997

Combined Statement of Revenue and Certain Expenses of Colonnade I, Colonnade II,        June 12, 1998
and the Walker Building for the year ended December 31, 1997

Statement of Revenue and Certain Expenses of Columbia Seafirst Center for the           July 1, 1998
year ended December 31, 1997



                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 8, 1998

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of Denver Post Tower (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
April 28, 1998

                                Denver Post Tower

                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)


                                                              JANUARY 1, 1998
                                            YEAR ENDED            THROUGH
                                         DECEMBER 31, 1997     MARCH 31, 1998
                                         -----------------     ---------------
REVENUE                                                        (UNAUDITED)
     Base rents                               $6,685            $1,844
     Tenant reimbursements                       158                68
     Parking income                              433               113
     Other income                                225                36
                                              ------            ------

          Total revenue                        7,501             2,061
                                              ------            ------

EXPENSES
     Property operating and maintenance        3,039               732
     Real estate taxes                           555               155
     Air rights rent                             400               100
     Management fee                              155                42
     Insurance                                    46                10
                                              ------            ------

          Total expenses                       4,195             1,039
                                              ------            ------

Revenue in excess of certain expenses         $3,306            $1,022
                                              ======            ======





See accompanying notes.

                                Denver Post Tower

               Notes to Statements of Revenue and Certain Expenses


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.   DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of the Denver Post Tower, an office building with approximately 580,000 rentable square feet, located in Denver, Colorado (the "Property"). The Property was acquired for $52.8 million by Equity Office Properties Trust from an unrelated party on April 21, 1998.

                                Denver Post Tower

3.   RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.   RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fee of 2.5% of gross receipts and reimbursements of payroll for on-site personnel.

5.   COMMITMENT

The Property is obligated under a 65 year air rights lease agreement expiring in 2047. The lease provides for minimum payments of $400,000 per year, plus contingent rent based on a percentage of cash flows received from the operations of the Property, as defined in the lease. No contingent rentals were due for 1997.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of 301 Howard Street and 215 Fremont Street (the Properties) described in Note 2 for the year ended October 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended October 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 29, 1998

                    301 Howard Street and 215 Fremont Street
               Combined Statements of Revenue and Certain Expenses
                             (Amounts in Thousands)


                                                                    NOVEMBER 1, 1997
                                                   YEAR ENDED           THROUGH
                                                 OCTOBER 31, 1997    MARCH 31, 1998
                                                 ----------------    ----------------
                                                                     (UNAUDITED)
REVENUE
    Base rents                                        $5,257           $2,477
    Tenant reimbursements                                139               18
    Parking income                                        63               46
    Other income                                          90               28
                                                      ------           ------
                Total revenue                          5,549            2,569
                                                      ------           ------
EXPENSES
    Property operating and maintenance                 2,284              839
    Real estate taxes                                    490              212
    Insurance                                             70               32
                                                      ------           ------
                 Total expenses                        2,844            1,083
                                                      ------           ------

Revenue in excess of certain expenses                 $2,705           $1,486
                                                      ======           ======


See accompanying notes.

                    301 Howard Street and 215 Fremont Street
          Notes to Combined Statements of Revenue and Certain Expenses



1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the properties, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expense expected to be incurred by Equity Office Properties Trust in future operations of the properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                    301 Howard Street and 215 Fremont Street
          Notes to Combined Statements of Revenue and Certain Expenses
                                   (continued)



2.    DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of 301 Howard Street and 215 Fremont Street (the "Properties") which were acquired for $89.9 million by Equity Office Properties Trust on April 29, 1998. The Properties have been presented on a combined basis because all of the Properties are under common control and management. The following Properties are included in the combined financial statements:


                                                          APPROXIMATE
                                                           RENTABLE
PROPERTY NAME                       LOCATION             SQUARE FOOTAGE
------------------------------------------------------------------------
301 Howard Street                 San Francisco, CA          306,000
215 Fremont Street                San Francisco, CA          265,000
                                                             -------
                                                             571,000
                                                             =======


3.    RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

                         Report of Independent Auditors



The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Mountain Properties (the Properties) as described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1 and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
April 28, 1998

                               Mountain Properties

               Combined Statements Of Revenue And Certain Expenses
                             (Amounts in thousands)

                                                                 JANUARY 1, 1998
                                                YEAR ENDED           THROUGH
                                             DECEMBER 31, 1997    MARCH 31, 1998
                                             -----------------   ---------------
                                                                 (UNAUDITED)
REVENUE
     Base rents                                  $26,228            $ 7,235
     Tenant reimbursements                         5,290              1,389
     Parking revenue                               3,595                966
     Other income                                    638                186
                                                 -------            -------

     Total revenue                                35,751              9,776
                                                 -------            -------

EXPENSES
    Property operating and maintenance            12,826              3,073
    Real estate taxes                              3,508                872
    Management fee                                 1,100                281
    Insurance                                        322                 84
                                                 -------            -------

    Total expenses                                17,756              4,310
                                                 -------            -------

Revenue in excess of certain expenses            $17,995            $ 5,466
                                                 =======            =======



See accompanying notes.

                               Mountain Properties

          Notes to Combined Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the Mountain Properties (the "Properties"), as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.    DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Properties which are to be acquired by Equity Office Properties Trust from an unrelated third party. The Properties have been presented on a combined basis because all of the Properties are under common control and management. The following properties are included in the combined financial statements:


                                                                   APPROXIMATE
                                                                    RENTABLE
       PROPERTY NAME               LOCATION                      SQUARE FOOTAGE
       -------------               --------                      --------------

One Tabor Center (a)               Denver, CO                       674,000
Dominion Plaza                     Denver, CO                       571,000
410 17th Street                    Denver, CO                       389,000
Trinity Place                      Denver, CO                       189,000
The Solarium                       Greenwood Village, CO            163,000
4949 South Syracuse                Denver, CO                        63,000
One Park Square (b)                Albuquerque, NM                  262,000
                                                                  =========
                                                                  2,311,000
                                                                  =========

         (a)       This property consists of two buildings.
         (b)       This property consists of four buildings.

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  RELATED PARTY TRANSACTIONS

The Properties were managed by affiliated parties to the seller. The management agreements provided for a fee ranging from 2%-5% of gross receipts, as defined and reimbursements for on-site personnel.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Millennium Plaza (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
June 22, 1998

                                Millennium Plaza
                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                                       JANUARY 1, 1998
                                                     YEAR ENDED            THROUGH
                                                 DECEMBER 31, 1997     APRIL 30, 1998
                                                 -----------------     ---------------
                                                                         (UNAUDITED)
REVENUE
    Base rents                                           $3,885               $1,295
    Tenant reimbursements                                 4,539                1,102
    Other income                                             24                    7
                                                         ------               ------
                Total revenue                             8,448                2,404
                                                         ------               ------

EXPENSES
    Property operating and maintenance                    2,727                  807
    Real estate taxes                                     1,182                  390
    Management fee                                          248                   78
    Insurance                                                34                   21
                                                         ------               ------
                 Total expenses                           4,191                1,296
                                                         ------               ------


Revenue in excess of certain expenses                    $4,257               $1,108
                                                         ======               ======



See accompanying notes.

                                Millennium Plaza
               Notes to Statements of Revenue and Certain Expenses



1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                                Millennium Plaza
               Notes to Statements of Revenue and Certain Expenses
                                   (continued)



2.    DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Millennium Plaza, an office building with approximately 330,000 rentable square feet, located in Englewood, Colorado (the "Property"). The Property was 99% occupied by a single tenant, First Data Corporation, as of December 31, 1997. Equity Office Property Trust acquired the Property on May 19, 1998 for $46.1 million from an unrelated party.

3.    RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.    RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fee of 3.0% of gross receipts, as defined.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Trustees
Equity Office Properties Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Polk & Taylor (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                               ERNST & YOUNG LLP

Chicago, Illinois
June 18, 1998

                                  POLK & TAYLOR
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                             (AMOUNTS IN THOUSANDS)

                                                                     YEAR ENDED          THREE MONTHS ENDED
                                                                 DECEMBER 31, 1997         MARCH 31, 1998
                                                                 -----------------       ------------------
                                                                                            (UNAUDITED)
REVENUE
    Base rents............................................            $ 22,038                 $ 6,109
    Tenant reimbursements.................................               1,196                     195
    Parking income........................................               1,445                     334
    Other income..........................................                  73                       1
                                                                      --------                 -------
       Total revenue......................................              24,752                   6,639
                                                                      --------                 -------

EXPENSES
    Property operating and maintenance....................               4,016                     789
    Real estate taxes.....................................               1,198                     310
    Management fee........................................                 969                     255
    Insurance.............................................                  99                      21

                                                                      --------                 -------
       Total expenses.....................................               6,282                   1,375
                                                                      --------                 -------

Revenue in excess of certain expenses.....................            $ 18,470                 $ 5,264
                                                                      ========                 =======



See accompanying notes.

                                  POLK & TAYLOR
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES




1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.



2.   DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Polk & Taylor, an office building with approximately 902,000 rentable square feet, located in Arlington, Virginia (the "Property"). A single tenant, the Department of Defense, occupied approximately 95% of the building as of December 31, 1997. On May 22, 1998, Equity Office Properties Trust, which previously owned a 10% interest in the Property, acquired the remaining 90% interest for approximately $158.2 million, from an unrelated party.



3.   RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro-rata basis, as defined.

                                  POLK & TAYLOR
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES



4.   RELATED PARTY TRANSACTIONS

During the year ended December 31, 1997, the Property was managed by an affiliated party to the seller. The management agreement provided for fees of 4% of gross receipts, as defined.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Colonnade I, Colonnade II and the Walker Building (the Properties) as described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
June 12, 1998

                Colonnade I, Colonnade II and the Walker Building

               Combined Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                                             JANUARY 1, 1998
                                                        YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1997        APRIL 30, 1998
                                                     -----------------      -----------------
                                                                               (UNAUDITED)
REVENUE
     Base rents                                             $11,250             $3,942
     Tenant reimbursements                                      778                262
     Parking income                                             130                 66
     Other income                                                28                  -
                                                            -------             ------
         Total revenue                                       12,186              4,270
                                                            -------             ------

EXPENSES
     Property operating and maintenance                       3,363              1,148
     Real estate taxes                                        1,541                487
     Insurance                                                   97                 32
                                                            -------             ------

         Total expenses                                       5,001              1,667
                                                            -------             ------

Revenue in excess of certain expenses                        $7,185             $2,603
                                                            =======             ======




See accompanying notes.

                Colonnade I, Colonnade II and the Walker Building

          Notes to Combined Statements of Revenue and Certain Expenses

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the properties, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all significant adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Colonnade I and Colonnade II, a twin tower office complex with approximately 607,000 rentable square feet, located in Dallas, Texas, and the Walker Building, an office building with approximately 75,000 rentable square feet, located in Washington, D.C. (collectively the "Properties"). The Properties have been presented on a combined basis because the Properties were under common ownership and management. It is expected that Colonnade I and Colonnade II will be acquired for $90.0 million by Equity Office Properties Trust from an unrelated party. The Walker Building was acquired on June 1, 1998 for $8.6 million by Equity Office Properties Trust from an unrelated party.

                Colonnade I, Colonnade II and the Walker Building

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of the Columbia Seafirst Center (the Property) as described in Note 2 for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
July 1, 1998

                            Columbia Seafirst Center

                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)

                                                                                                  JANUARY 1, 1998
                                                                      YEAR ENDED                      THROUGH
                                                                   DECEMBER 31, 1997                MAY 31, 1998
                                                                   -----------------              ---------------
                                                                                                    (UNAUDITED)
REVENUE
     Base rents                                                         $ 26,813                       $ 11,642
     Tenant reimbursements                                                   625                            167
     Parking income                                                        1,850                            838
     Other income                                                            539                            256
                                                                        --------                       --------

          Total revenue                                                   29,827                         12,903
                                                                        --------                       --------

EXPENSES
     Property operating and maintenance                                    6,896                          2,761
     Real estate taxes                                                     2,499                          1,064
     Management fee                                                          386                            163
     Insurance                                                               197                            105
                                                                        --------                       --------

          Total expenses                                                   9,978                          4,093
                                                                        --------                       --------

Revenue in excess of certain expenses                                   $ 19,849                       $  8,810
                                                                        ========                       ========





See accompanying notes.

                            Columbia Seafirst Center

               Notes to Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Office Properties Trust. The accompanying statements are not representative of the actual operations of the property, as described in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of the Columbia Seafirst Center, an office building with approximately 1,500,000 rentable square feet, located in Seattle, Washington (the "Property"). The Property was acquired on June 26, 1998 for $401.7 million by Equity Office Properties Trust from an unrelated party.

                            Columbia Seafirst Center

3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4. RELATED PARTY TRANSACTIONS

The Property was managed by an affiliated party to the seller. The management agreement provided for a fixed management fee of $386,279 per year.




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